UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2021

TEMPEST THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35890	45-1472564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Shoreline Court, Suite 275

South San Francisco, CA 94080

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 798-8589

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TPST	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 12, 2021, Tempest Therapeutics, Inc. (the “Company”) issued a press release announcing its financial results for the second fiscal quarter ended June 30, 2021. A copy of the Company’s press release dated August 12, 2021, titled “Tempest Reports Second Quarter 2021 Financial Results and Provides Corporate Highlights” is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing information (including the exhibit hereto) is being furnished under “Item 2.02 Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Appointment of Directors

Effective as of August 6, 2021, the Company’s Board of Directors (the “Board”) appointed Ronit Simantov, M.D. to serve as Class III director of the Board. Class III directors serve until the 2024 annual meeting of stockholders. There is no arrangement or understanding between Dr. Simantov and us, or any other person, pursuant to which she was appointed as a director.

Dr. Simantov will receive compensation consistent with the Company’s Non-Employee Director Compensation Policy (the “Non-Employee Director Compensation Policy”), which provides for annual cash compensation of $40,000 for service on the Board. In addition, pursuant to the Non-Employee Director Compensation Policy, Dr. Simantov (a) was granted an option to purchase 6,635 shares of the Company’s common stock, pursuant to which one third of the shares subject to the option will vest on the one-year anniversary of the date of grant and the remaining two thirds will vest in equal monthly installments over the 24 months thereafter, and (b) will be granted an option to purchase 3,318 shares of the Company’s common stock following each annual meeting of stockholders commencing with the 2022 annual meeting of stockholders, pursuant to which 100% of the shares subject to the option will vest on the earlier of (i) one-year anniversary of the date of grant or (ii) the date of the Company’s annual meeting of stockholders for the year subsequent to the year such grant is made. Further, Dr. Simantov will enter into the Company’s standard form of indemnification agreement providing for indemnification, subject to certain limitations, by the Company in connection with her service as a director of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated August 12, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPEST THERAPEUTICS, INC.

Date: August 12, 2021	By:	/s/ Stephen Brady
	Name:	Stephen Brady
	Title:	Chief Executive Officer